               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported)         March 31, 1995
                                                 -------------------------



               McNEIL REAL ESTATE FUND XXII, L.P.
- - ------------------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)





     California                        0-14268             33-0085680
- - -------------------------------------------------------------------------------
(State  or  other jurisdiction  of   (Commission         (I.R.S. Employer
incorporation  or organization)       File  Number)       Identification No.)




     13760 Noel Road, Suite 700, LB70, Dallas, Texas, 75240
- - -------------------------------------------------------------------------------
      (Address of principal executive offices)     (Zip code)




Registrant's  telephone   number, including area code  (214) 448-5800

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On March 31, 1995, Wyoming Mall, a 151,589 square foot shopping center located in Albuquerque, New Mexico, was sold to Weingarten Realty Investors, an unaffiliated buyer, for a cash purchase price of $9,250,000. McNeil Real Estate Fund XXII, L.P. had a 50% undivided interest in the assets, liabilities and operations of Wyoming Mall, owned jointly with McNeil Real Estate Fund XXI, L.P. Net cash proceeds to McNeil Real Estate Fund XXII, L.P., after payment of the $7,245,520 underlying mortgage note encumbering the property and various closing prorations, amounted to $844,122.

               McNEIL REAL ESTATE FUND XXII, L.P.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:



                            McNEIL REAL ESTATE FUND XXII, L.P.



April  12, 1995              By: /s/ Carol A. Fahs
- - ----------------                ---------------------------------
Date                           Carol A. Fahs
                               Chief Accounting Officer of McNeil Real Estate Management, Inc.